EXHIBIT 1 to SCHEDULE 13D

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13(d)-1(k)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it or him contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated as April 21, 2000

FSA ACQUISITION CORP.                   FIMALAC S.A.

By: /s/ Stephen Joynt                   By: /s/ Veronique Morali
    -----------------                       --------------------
    Name:  Stephen Joynt                    Name:  Veronique Morali
    Title: President                        Title: Attorney in Fact


FITCH IBCA, Inc.                        FIMALAC ET CIE.

By: /s/ Stephen Joynt                   By: /s/ Robert Gimenez
    -----------------                       ------------------
    Name:  Stephen Joynt                    Name:  Robert Gimenez
    Title: President                        Title: Attorney in Fact


FIMALAC, Inc.                           FIMALAC PARTICIPATIONS S.A.

By: /s/ Veronique Morali                By: /s/ Marc Ladreit de Lacharriere
    --------------------                    -------------------------------
    Name:  Veronique Morali                 Name:  Marc Ladreit de Lacharriere
    Title: President                        Title: Manager


FIMALAC COMMUNICATION S.A.

By: /s/ Veronique Morali                /s/ Marc Ladreit de Lacharriere
    --------------------                -------------------------------
    Name:  Veronique Morali             Marc Ladreit de Lacharriere
    Title: President


MINERAIS & ENGRAIS S.A.

By: /s/ Frederic Ourbak
    -------------------
    Name:  Frederic Ourbak
    Title: President